UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2014

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1467
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

Associated Estates Realty Corporation (the "Company") acquired Alpha Mill Phase I, a 167-unit apartment community, and Alpha Mill Phase ll, a 100-unit apartment community, on June 10, 2014. These two properties are part of the previously announced portfolio acquisition from entities controlled by Northwood Ravin, LLC ("Northwood Ravin"). As disclosed in the Form 8-K filed by the Company on November 25, 2013, the aggregate purchase price of properties acquired in the Northwood Ravin portfolio acquisition exceeded 10% of the Company’s total assets as of December 31, 2012.

ITEM 9.01 Financial Statements and Exhibits.

(a)	The Company intends to file the required financial statements by an amendment within the time permitted by Item 9.01(a).

(b)	The Company intends to file the required pro forma financial information by an amendment within the time permitted by Item 9.01(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

June 16, 2014	/s/ Lou Fatica
(Date)	Lou Fatica, Senior Vice President
Chief Financial Officer and Treasurer